UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2015

Omnicare, Inc.

(Exact name of Registrant as specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation or Organization)

1-8269	31-1001351
(Commission File Number)	(I.R.S. Employer Identification No.)

900 Omnicare Center

201 East Fourth Street

Cincinnati, Ohio 45202

(Address of Principal Executive Offices, Including Zip Code)

(513) 719-2600

(Registrant’s telephone number, including area code)

Not applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 21, 2015, Omnicare, Inc., a Delaware corporation (the “Company”), and CVS Health Corporation, a Delaware corporation (“CVS”), issued a joint press release announcing the entry into an Agreement and Plan of Merger, dated as of May 20, 2015, by and among the Company, CVS Pharmacy, Inc., a Rhode Island corporation and subsidiary of CVS (“CVS Pharmacy”), and Tree Merger Sub, Inc., a Delaware corporation and subsidiary of CVS Pharmacy (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of CVS Pharmacy. A copy of the joint press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	Joint Press Release of CVS Health Corporation and Omnicare, Inc., dated May 21, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Omnicare, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNICARE, INC.

By:	/s/ Alexander M. Kayne
	Name:	Alexander M. Kayne
	Title:	Senior Vice President, General Counsel and Secretary

Dated: May 21, 2015

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Joint Press Release of CVS Health Corporation and Omnicare, Inc., dated May 21, 2015.